SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2000

                        LEXINGTON HEALTHCARE GROUP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              06-1468252
--------                                --------                      ----------
(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of organization)                                             Identification No.)

1557 New Britain Avenue
Farmington, Connecticut                                                    06032
-----------------------                                                    -----
(Address of Principal Executive Office)                               (Zip Code)

Registrant's telephone number, including area code: (860) 674-2700

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address; if changed since last report)

ITEM 2. DISPOSITION OF ASSETS

On June 15, 2000 Balz Medical Services, Inc., a subsidiary of the Company, entered into an ASSET PURCHASE AND SALE AGREEMENT to sell its tangible property (principally fixed assets and inventory, leasehold rights, certain business records, licenses, permits and authorizations relating to the conduct of its business) to an unrelated company, MedixDirect.com, LLC.

The sale did not include cash, accounts receivable or other business records. The buyer also assumed approximately $130,000 of liabilities which were related to the assets acquired. The purchase price for the assets sold, other than inventory, was $300,000, payable $40,000 in cash and $260,000 in a note payable in 12 monthly installments with interest. Inventory was sold at book value to be determined by physical inventory, which value is payable in cash within 90 days of the closing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The following historical and pro forma financial statements which disclose the effect of the asset disposition are attached hereto:

         Pro Forma Consolidated Balance Sheet at March 31, 2000

         Pro Forma Consolidated Statements of Operations for the year ended June 30, 1999 and for the nine-month period ended March 31, 2000

A copy of the ASSET PURCHASE AND SALE AGREEMENT is attached hereto as Exhibit 1.

                                     ******

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                LEXINGTON HEALTHCARE GROUP, INC.


                                                By:_____________________________
                                                Harry Dermer
                                                Chairman

Dated: June 30, 2000

                LEXINGTON HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2000
                                   (UNAUDITED)

                                                                                                   Pro Forma
                                                                             Historical           Adjustments            Pro Forma
                                                                           --------------     -------------------     --------------
                                ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                           $     1,388,000    $             40,000    $     1,428,000
     Accounts receivable - net                                                15,117,000                 547,000         15,664,000
     Inventories                                                                 940,000                (287,000)           653,000
     Prepaid and other current assets                                          1,354,000                                  1,354,000
                                                                           --------------                             --------------
            Total current assets                                              18,799,000                                 19,099,000

PROPERTY, EQUIPMENT & LEASEHOLD IMPROVEMENTS, net                              4,408,000                (193,000)         4,215,000

OTHER ASSETS
      Security deposits - related parties                                      2,337,000                                  2,337,000
      Security deposits - other                                                  543,000                                    543,000
      Residents' funds                                                           388,000                                    388,000
      Goodwill - net                                                           2,886,000                (972,000)         1,914,000
      Bed licenses - net                                                       1,423,000                                  1,423,000
      Operating subsidy receivable (less current portion of $104,000)            299,000                                    299,000
      Other assets, net                                                          217,000                                    217,000
                                                                           --------------                             --------------
                                                                               8,093,000                                  7,121,000
                                                                           --------------     -------------------     --------------
                                                                         $    31,300,000    $           (865,000)   $    30,435,000
                                                                           ==============     ===================     ==============

                LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Accounts payable and accrued expenses                              $    11,604,000    $            400,000  $      12,004,000
      Due to SunBridge - purchased receivables                                 2,157,000                                  2,157,000
      Estimated third-party payor settlements                                    331,000                                    331,000
      Notes and capital leases payable (current portion)                       3,840,000                 (33,000)         3,807,000
      Income taxes payable                                                        25,000                                     25,000
                                                                           --------------                             --------------
            Total current liabilities                                         17,957,000                                 18,324,000

OTHER LIABILITIES
      Notes payable and capital leases payable (less current portion)          7,754,000                 (86,000)         7,668,000
      Deferred rent                                                              708,000                                    708,000
      Residents' funds payable                                                   388,000                                    388,000
      Other liabilities                                                          120,000                                    120,000
                                                                           --------------                             --------------
                                                                               8,970,000                                  8,884,000
                                                                           --------------                             --------------
            Total liabilities                                                 26,927,000                                 27,208,000
                                                                           --------------                             --------------

MINORITY INTERESTS                                                               656,000                                    656,000

STOCKHOLDERS' EQUITY
      Common stock, par value $.01 per share, authorized
      15,000,000 shares                                                           41,000                                     41,000
      Additional paid-in capital                                               6,126,000                                  6,126,000
     Treasury stock, at cost, 600,000 shares                                    (576,000)                                  (576,000)
     Deficit                                                                  (1,874,000)             (1,146,000)        (3,020,000)
                                                                           --------------                             --------------
            Total stockholders' equity                                         3,717,000                                  2,571,000
                                                                           --------------     -------------------     --------------
                                                                         $    31,300,000    $           (865,000)   $    30,435,000
                                                                           ==============     ===================     ==============

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                LEXINGTON HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 2000
                                   (UNAUDITED)

                                                                                                 Pro Forma
                                                                            Historical          Adjustments         Pro Forma
                                                                        ------------------    ---------------    ---------------
REVENUES
    Net patient service revenue                                       $        55,586,000   $     (1,287,000)  $     54,299,000
    Management fee revenue                                                      4,478,000                  -          4,478,000
    Other revenue                                                                 250,000             (8,000)           242,000
                                                                        ------------------    ---------------    ---------------
            Total revenues                                                     60,314,000         (1,295,000)        59,019,000

EXPENSES
    Facility operating expenses:
      Salaries and benefits                                                    44,038,000           (225,000)        43,813,000
      Food, medical and other supplies                                          6,295,000           (454,000)         5,841,000
      Other operating expenses                                                  7,126,000           (108,000)         7,018,000
    Corporate, general and administrative expenses                              2,367,000           (197,000)         2,170,000
    Interest expense                                                              890,000            (11,000)           879,000
                                                                        ------------------    ---------------    ---------------
            Total expenses                                                     60,716,000           (995,000)        59,721,000
                                                                        ------------------    ---------------    ---------------

    Loss from operations                                                         (402,000)          (300,000)          (702,000)

OTHER EXPENSE
      Loss on disposition of certain Balz Medical
         Services assets and liabilities                                                -         (1,146,000)        (1,146,000)
                                                                        ------------------    ---------------    ---------------

      Loss before minority interest                                              (402,000)        (1,446,000)        (1,848,000)

MINORITY INTEREST IN INCOME OF CONSOLIDATED
    JOINT VENTURES                                                               (111,000)                 -           (111,000)
                                                                        ------------------    ---------------    ---------------

    Net loss                                                          $          (513,000)  $     (1,446,000)  $     (1,959,000)
                                                                        ==================    ===============    ===============

    Basic loss per common share                                       $             (0.14)  $          (0.41)  $          (0.55)
                                                                        ==================    ===============    ===============

    Weighted average number of common shares outstanding                        3,582,000          3,582,000          3,582,000
                                                                        ==================    ===============    ===============

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                LEXINGTON HEALTHCARE GROUP, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1999
                                   (UNAUDITED)

                                                                                                Pro Forma
                                                                           Historical          Adjustments         Pro Forma
                                                                       ------------------   ----------------   ----------------
REVENUES
    Net patient service revenue                                      $        58,867,000   $     (1,469,000)  $     57,398,000
    Management fee revenue                                                    17,620,000                            17,620,000
    Other revenue                                                                405,000             (3,000)           402,000
                                                                       ------------------   ----------------   ----------------
            Total revenues                                                    76,892,000         (1,472,000)        75,420,000

EXPENSES
    Facility operating expenses:
      Salaries and benefits                                                   57,109,000           (270,000)        56,839,000
      Food, medical and other supplies                                         7,778,000           (410,000)         7,368,000
      Other operating expenses                                                 8,845,000            (42,000)         8,803,000
    Corporate, general and administrative expenses                             2,953,000           (195,000)         2,758,000
    Interest expense                                                           1,040,000            (14,000)         1,026,000
                                                                       ------------------   ----------------   ----------------
            Total expenses                                                    77,725,000           (931,000)        76,794,000
                                                                       ------------------   ----------------   ----------------

    Loss from operations                                                        (833,000)          (541,000)        (1,374,000)

OTHER EXPENSES
      Provision for lawsuit settlement                                          (539,000)                 -           (539,000)
      Loss on disposition of certain Balz Medical Services
           assets and liabilities                                                      -         (1,332,000)        (1,332,000)
                                                                       ------------------   ----------------   ----------------

      Loss before income taxes and minority interest                          (1,372,000)        (1,873,000)        (3,245,000)

PROVISION FOR (BENEFIT FROM) INCOME TAXES                                         15,000            (35,000)           (20,000)

MINORITY INTEREST IN INCOME OF CONSOLIDATED
    JOINT VENTURES                                                              (190,000)                 -           (190,000)
                                                                       ------------------   ----------------   ----------------

    Net loss                                                         $        (1,577,000)  $     (1,838,000)  $     (3,415,000)
                                                                       ==================   ================   ================

    Basic loss per common share                                      $             (0.38)  $          (0.45)  $          (0.83)
                                                                       ==================   ================   ================

    Weighted average number of common shares outstanding                       4,125,000          4,125,000          4,125,000
                                                                       ==================   ================   ================

         The accompanying notes are an integral part of these pro forma consolidated financial statements.

                LEXINGTON HEALTHCARE GROUP, INC. AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet at March 31, 2000

The pro forma consolidated balance sheet includes adjustments to record the sale of inventory and fixed assets and to record the assumption of related notes payable and capital lease liabilities. The pro forma entries also reflect the write off of related goodwill and a severance agreement with a key employee.

Pro forma Consolidated Statement of Operations for the nine-month period ended March 31, 2000

The pro forma entries remove all revenues and expenses of Balz Medical Services, Inc. during the period ended March 31, 2000 and record an overall loss on the disposition of certain assets and liabilities which includes the write off of related goodwill and a severance agreement with a key employee.

Pro forma Consolidated Statement of Operations for the year ended June 30, 1999

The pro forma entries remove all revenues and expenses of Balz Medical Services, Inc. during the year ended June 30, 1999 and record an overall loss on the disposition of certain assets and liabilities which includes the write off of related goodwill and a severance agreement with a key employee.